Exhibit 10.35

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT HERETO, THE PAYMENT OBLIGATIONS HEREUNDER AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED ON OR ABOUT THE DATE HEREOF (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG MIDCAP BUSINESS CREDIT LLC, AS SENIOR LENDER, K&R, LLC AS SUBORDINATED LENDER, AND INDUSTRIAL SERVICES OF AMERICA, INC. AND CERTAIN OF ITS SUBSIDIARIES, AS DEBTORS. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS TERM NOTE, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
TERM NOTE
$620,328                                     Louisville, Kentucky
February 29, 2016
For value received, INDUSTRIAL SERVICES OF AMERICA, INC., a Florida limited liability company (“Borrower”), promises to pay to the order of K&R, LLC, a Kentucky limited liability company (“Lender”), at 7100 Grade Lane, Louisville, Kentucky 40213, or such other location as Lender may from time to time designate, the principal sum of SIX HUNDRED TWENTY THOUSAND THREE HUNDRED TWENTY EIGHT and no/100s DOLLARS, together with interest thereon as provided below from the date hereof until paid, all in lawful money of the United States of America and in immediately available funds.

1.
Rate of Interest. The outstanding principal balance of this Note will bear interest at a rate per annum of five and 0/100 percent (5.00%). In no event will the rate of interest hereunder exceed the highest rate permitted by applicable law.

2.
Payments and Application of Payments. On the date of the sale of the real property located at 7110 Grade Lane, Louisville, Kentucky, Borrower shall make a principal payment in the amount of $500,000. Beginning on April 30, 2017, and on the last day of each month thereafter until December 31, 2020 (the “Maturity Date”), accrued interest will be due and payable monthly. On the Maturity Date, the entire outstanding principal balance hereunder and all accrued and unpaid interest will be due and payable.

3.	Security. This Note shall be unsecured.

4.
Events of Default. Immediately and automatically upon (i) Borrower’s failure to pay any amounts hereunder when due, or (ii) the filing by or against Borrower of a petition in bankruptcy, for a reorganization, arrangement or debt adjustment, or for a receiver, trustee, or similar creditors’ representative for its, his or her property or any part thereof, or of any other proceeding under any federal or state insolvency or similar law (and if such petition or proceeding is an involuntary petition or proceeding filed against Borrower without its acquiescence therein or thereto at any time, the same is not promptly contested and, within 60 days of the filing of such involuntary petition or proceeding, dismissed or discharged), or (iii) the making of any general assignment by Borrower for the benefit of creditors, or

Borrower dissolves or is the subject of any dissolution, winding up or liquidation or, (iv) at the option of Lender, immediately upon the occurrence of any other event of default, in any case without demand or notice of any kind (which are hereby expressly waived): (x) the outstanding principal balance hereunder, together with all accrued and unpaid interest thereon will be accelerated and become immediately due and payable, (y) Borrower will pay to Lender all reasonable costs and expenses (including but not limited to reasonable Attorneys’ Fees) incurred by Lender in connection with Lender’s efforts to collect the indebtedness evidenced hereby, and (z) Lender may exercise from time to time any of the rights and remedies available to Lender under applicable law. Borrower, all other makers, co-signers and indorsers waive presentment, demand, protest, and notice of demand, protest, non-payment and dishonor. Borrower also waives all defenses based on suretyship or impairment of collateral.

5.	Miscellaneous.

5.1
This Note will bind Borrower and the heirs, executors, administrators, successors, and assigns of Borrower, and the benefits hereof will inure to the benefit of Lender and its successors and assigns. All references herein to the “Borrower” and “Lender” will include the respective successors, and assigns thereof; provided, however, that Borrower may not assign, delegate, or transfer its obligations under this Note in whole or in part without the prior written consent of Lender and Lender at any time may assign this Note in whole or in part (but no assignment by the Lender of less than all of this Note will operate to relieve Borrower from any duty to Lender with respect to the unassigned portion of this Note). Any purported assignment, delegation, or transfer in violation of this Section is void.

5.2
If any provision of this Note is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision and without invalidating any other provision in this Note; provided, however, that if the provision that is the subject of such prohibition or invalidity pertains to repayment of this Note, then, at the option of Lender, all of the obligations hereunder will become immediately due and payable.

5.3
Without limiting the generality of the foregoing, if from any circumstances whatsoever the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event will any exaction of interest be possible under this Note in excess of the limit of such validity and the right to demand any such excess is hereby expressly waived by Lender. As used in this paragraph, “applicable usury statute” and “applicable law” mean such statute and law in effect on the date hereof, subject to any change therein that results in a higher permissible rate of interest.

5.4
No delay or failure on the part of Lender to exercise any right, remedy, or power hereunder or under applicable law will impair or waive any such right, remedy, or power (or any other right, remedy or power), be considered a waiver of or an acquiescence in any breach, Default, or Event of Default or affect any other or subsequent breach, Default, or Event of Default of the same or a different nature. No waiver of any breach, Default, or Event of Default, nor any modification, waiver, discharge, or termination of any provision of this Note, nor consent to any departure by Borrower therefrom, will be established by conduct, custom, or course of dealing; and no modification, waiver, discharge, termination, or consent will in any event be effective unless the same is in writing, signed by Lender and specifically refers to this Note, and then such modification, waiver, discharge, or termination or consent will be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower in any case will entitle Borrower to any other or further notice or demand in the same or any similar or other circumstance.

5.5
No single or partial exercise of any right or remedy by Lender will preclude any other or further exercise thereof or the exercise of any other right or remedy. All remedies hereunder or now or hereafter existing at law or in equity are cumulative and none of them will be exclusive of the others or of any other right or remedy. All such rights and remedies may be exercised separately, successively, concurrently, independently, or cumulatively from time to time and as often and in such order as Lender may deem appropriate.

5.6
If at any time all or any part of any payment or transfer of any kind received by Lender with respect to all or any part of this Note is repaid, set aside or invalidated by reason of any judgment, decree, or order of any court or administrative body, or by reason of any agreement, settlement, or compromise of any claim made at any time with respect to the repayment, recovery, setting aside, or invalidation of all or any part of such payment or transfer, Borrower’s obligations under this Note will continue (and/or be reinstated) and Borrower will be and remain liable, and will indemnify, defend and hold harmless Lender for, the amount or amounts so repaid, recovered, set aside, or invalidated and all other claims, demands, liabilities, judgments, losses, damages, costs, and expenses incurred in connection therewith. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Borrower in reliance upon such payment or transfer, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon such payment or transfer having become final and irrevocable. The provisions of this Section will survive any termination, cancellation or discharge of this Note.

5.7	Time is of the essence in the performance of this Note.

5.8
This Note has been delivered to and accepted by Lender and will be deemed to be made in the Commonwealth of Kentucky (the “State”). This Note will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State, excluding its conflict of laws rules, and will include all matters arising out of or relating to this Note, including without limitation claims as to its validity, interpretation, construction, performance, and all claims sounding in tort, and will include all matters arising out of or relating to this Note, including without limitation claims as to its validity, interpretation, construction, performance, and all claims sounding in tort. Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Jefferson County, Kentucky; provided that nothing contained in this Agreement will prevent Lender from bringing any action, enforcing any award or judgment or exercising any rights against Borrower individually, against any security or against any property of Borrower within any other county, state or other foreign or domestic jurisdiction. Lender and Borrower agree that the venue provided above is the most convenient forum for both Lender and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

5.9
THE PARTIES HERETO EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE PARTIES HERETO EACH ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Borrower acknowledges that Borrower has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

INDUSTRIAL SERVICES OF AMERICA, INC.
By:     /s/ Sean Garber
Sean Garber, President